UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2018

CELGENE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34912	22-2711928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

86 Morris Avenue, Summit, New Jersey	07901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 673-9000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On April 19, 2018, Celgene Corporation (the “Company”) announced the election of Patricia Hemingway Hall and Hans Bishop to its Board of Directors and the retirement of Dr. Gilla Kaplan, who will not stand for re-election to the Board at the upcoming Annual Meeting of Stockholders in June 2018.

Dr. Kaplan has served as Director since 1998. She has provided important scientific perspective and leadership from her distinguished career in medical research, including her current role as Director of the Global Health Program, Tuberculosis at the Bill and Melinda Gates Foundation.

Ms. Hemingway Hall has more than 30 years of experience with a focus on the US health insurance market. She most recently was CEO of Health Care Service Corporation, the nation’s largest mutual health insurance company, which operates as Blue Cross and Blue Shield in Illinois, Montana, New Mexico, Oklahoma and Texas, from 2008 until her retirement in 2015.

Mr. Bishop is a 30-year industry veteran and was most recently President and CEO of Juno Therapeutics, a cellular immunotherapy company that he co-founded in 2013 and led until Juno was acquired by Celgene in March 2018.

As a member of the Company’s Board of Directors, each of Ms. Hemingway Hall and Mr. Bishop will receive an annual fee of $75,000. Ms. Hemingway Hall has also been appointed as a member of the Audit Committee and will receive a fee of $15,000 for such service. In addition, under the Company’s 2017 Stock Incentive Plan, the Company granted to each of Ms. Hemingway Hall and Mr. Bishop a non-qualified option to purchase 10,000 shares of the Company’s common stock. The option will vest in four equal annual installments commencing on the first anniversary of the date of grant.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

d)	Exhibits

99.1	Press Release, dated April 19, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELGENE CORPORATION

Date: April 19, 2018	By:	/s/Peter N. Kellogg
Peter N. Kellogg
Executive Vice President
Chief Financial Officer
(principal financial and accounting officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 19, 2018.